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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of UNITED STATES SURGICAL CORPORATION, a Delaware corporation (the "Company"), in connection with the filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, (the "Act") of a Registration Statement on Form S-3 with respect to the registration under the Act of the number of shares of the Company's common stock, par value $.10 per share, issuable in connection with the acquisition of Progressive Angioplasty Systems, Inc. and to be registered for resale, hereby constitutes and appoints Thomas R. Bremer and Richard A. Douville such undersigned's true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other as such undersigned's true and lawful attorney-in-fact and agent, for and in the name, place and stead of such undersigned, in any and all capacities, to sign said Registration Statement and any and all future amendments thereto and to file said Registration Statement and each such future amendment, and any supplements thereto, and with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such undersigned might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 21st day of August, 1997.

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
             /s/ LEON C. HIRSCH                              /s/ JAMES R. MELLOR
--------------------------------------------     --------------------------------------------
               Leon C. Hirsch                                  James R. Mellor
         Chairman of the Board and                                 Director
    Chief Executive Office and Director
       (Principal Executive Officer)

             /s/ JULIE K. BLAKE                           /s/ HOWARD M. ROSENKRANTZ
--------------------------------------------     --------------------------------------------
               Julie K. Blake                               Howard M. Rosenkrantz
                  Director                                         Director

            /s/ JOHN A. BOGARDUS                            /s/ MARIANNE SCIPIONE
--------------------------------------------     --------------------------------------------
              John A. Bogardus                                Marianne Scipione
                  Director                                         Director

            /s/ THOMAS R. BREMER                             /s/ BARRY D. ROMERIL
--------------------------------------------     --------------------------------------------
              Thomas R. Bremer                                 Barry D. Romeril
                  Director
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
             /s/ TURI JOSEFSEN                                /s/ JOHN R. SILBER
--------------------------------------------     --------------------------------------------
               Turi Josefsen                                    John R. Silber
                  Director                                         Director

            /s/ DOUGLAS L. KING                            /s/ RICHARD A. DOUVILLE
--------------------------------------------     --------------------------------------------
              Douglas L. King                                Richard A. Douville
                  Director                                Senior Vice President and
                                                           Chief Financial Officer
                                                        (Principal Financial Officer)

             /s/ WILLIAM F. MAY                             /s/ JOSEPH C. SCHERPF
--------------------------------------------     --------------------------------------------
               William F. May                                 Joseph C. Scherpf
                  Director                              Vice President and Controller
                                                        (Principal Accounting Officer)
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